UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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SCHEDULE 14A

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Invitation Homes Inc.

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Logo INVITATION HOMES INC. 5420 LBJ FREEWAY SUITE 600 DALLAS, TEXAS 75240 Your Vote Counts! INVITATION HOMES INC. 2025 Annual Meeting Vote by May 14, 2025 11:59 PM ET V67497-P2760 You invested in INVITATION HOMES INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 15, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online as shown below OR you can receive a free paper or email copy of the material(s) by requesting prior to May 1, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is no charge for requesting a copy. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 15, 2025 11:30 AM, Eastern Time Virtually at: www.virtualshareholdermeeting.com/INVH2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect director nominees: For 01) Michael D. Fascitelli 02) Dallas B. Tanner 03) Jana Cohen Barbe 04) H. Wyman Howard III 05) Jeffrey E. Kelter 06) Kellyn Smith Kenny 07) Joseph D. Margolis 08) John B. Rhea 09) Frances Aldrich Sevilla-Sacasa 10) Keith D. Taylo 2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2025. For 3. To approve, in a non-binding advisory vote, the compensation paid to our named executive officers. For 4. To determine, in a non-binding advisory vote, the frequency of stockholder votes to approve executive compensation. 1 Year NOTE: To consider such other business as may properly come before the 2025 Annual Meeting of Stockholders and any adjournments or postponements thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V67498-P27602

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. INVITATION HOMES INC. 2025 Annual Meeting Vote by May 14, 2025 11:59 PM ET Voting Items Board Recommends 1. To elect director nominees: For 01) Michael D. Fascitelli 02) Dallas B. Tanner 03) Jana Cohen Barbe 04) H. Wyman Howard III 05) Jeffrey E. Kelter 06) Kellyn Smith Kenny 07) Joseph D. Margolis 08) John B. Rhea 09) Frances Aldrich Sevilla-Sacasa 10) Keith D. Taylor . To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2025. For 3. To approve, in a non-binding advisory vote, the compensation paid to our named executive officers. For 4. To determine, in a non-binding advisory vote, the frequency of stockholder votes to approve executive compensation. 1 Year NOTE: Such other business as may properly come before the meeting or any adjournment thereof. V67500-P23940